SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 10, 2004


                                GERON CORPORATION


             (Exact name of registrant as specified in its charter)

     Delaware                  0-20859                         75-2287752
(State or Other         (Commission File Number)         (IRS Employer
 Jurisdiction                                             Identification Number)
 of Incorporation)

          230 Constitution Drive                                   94025
          Menlo Park, California                                 (Zip Code)
 (Address of principal executive offices)



                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

On March 10, 2004, Geron Corporation, a Delaware corporation (the "Company") and Merix Bioscience, Inc., a Delaware corporation ("Merix") announced that the companies have executed an agreement (the "Agreement") under which the Company has acquired a license under Merix's platform technology, including the exclusive right to use the platform technology in therapeutic cancer vaccines using the enzyme telomerase as an antigen.

The Company's press release announcing the Agreement is filed as an exhibit to this Current Report on Form 8-K. The summary description of the transaction and the press release are qualified in their entirety by reference to the document filed as an exhibit hereto.

Item 7.  Exhibits.

Exhibits

99.1                Press Release dated March 10, 2004













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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GERON CORPORATION



Date:    March 10, 2004              By:      /s/ William D. Stempel
                                              ----------------------------------
                                     Name:    William D. Stempel
                                     Title:   Vice President and General Counsel



                                  EXHIBIT INDEX

Exhibits
--------

99.1                Press Release dated March 10, 2004











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